UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 2, 2020

SIGMA LABS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38015	27-1865814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3900 Paseo del Sol

Santa Fe, New Mexico 87507

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (505) 438-2576

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SGLB	The NASDAQ Stock Market LLC
Warrants to Purchase Common Stock, par value $0.001 per share	SGLBW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement

On April 2, 2020, Sigma Labs, Inc. (“our”, “we” or the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional investors (the “Investors”). Pursuant to the Purchase Agreement, the Company has agreed to sell and issue 515,465 units each consisting of one share of our common stock (or a prefunded Series B Warrant to purchase one share of our common stock) to be issued in a public offering and a Series A Warrant to purchase one share of our common stock to be issued in a private placement for a purchase price of $2.91 per unit. The net proceeds to the Company from the Offering are expected to be approximately $1,230,000 after deducting placement fees and estimated offering expenses. All of the securities in the Offering are being sold by the Company. The Offering is expected to close on April 6, 2020, subject to satisfaction of customary closing conditions.

Public Offering of Common Shares and Prefunded Series B Warrants

We have agreed to sell and issue to the Investors 493,027 shares of our common stock (the “Common Shares”) and pre-funded Series B warrants to purchase up to 22,438 shares of our common stock (the “Pre-funded Warrants”) pursuant to our registration statement on Form S-3 (File No. 333-225377), which was declared effective by the Securities and Exchange Commission (the “SEC”) on June 14, 2018, under the Securities Act of 1933, as amended (the “Securities Act”), and the prospectus dated June 14, 2018, included in such registration statement, as supplemented by a final prospectus to be filed on or about the date hereof.

Each Pre-funded Warrant is immediately exercisable on the date of issuance, expires five years from the date of issuance and has an unpaid exercise price of $0.001 per share of our common stock (approximately $2.781 of the exercise price of each Pre-Funded Warrant will be prepaid to the Company at the closing of the offering). The Pre-Funded Warrants may be exercised for cash or on a cashless basis.

Private Placement of Series A Warrants

We have agreed to sell and issue to the Investors Series A Warrants (the “Private Warrants”) to purchase an aggregate of 515,465 shares of our common stock in a private placement pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder. Each Private Warrant is exercisable on the six month and one day anniversary of the issuance date, expires five years from the date of issuance and has an exercise price of $2.782 per share of our common stock.

The Series A Warrants may be exercised for cash, provided that, if there is no effective registration statement available registering the exercise of the Series A Warrants, the Series A Warrants may be exercised on a cashless basis. We anticipate that we will file a registration statement covering the shares of common stock issuable upon the exercise of the Series A Warrants prior to the time the Series A Warrants become exercisable.

Additional Terms of Pre-Funded Warrants and Series A Warrants

Limitations on Exercise

Each holder of Pre-Funded Warrants or Series A Warrants, as applicable, will be prohibited, subject to certain exceptions, from exercising the Pre-Funded Warrants and Series A Warrants for shares of our common stock to the extent that immediately prior to or after giving effect to such exercise, the holder, together with its affiliates and other attribution parties, would own more than 4.99% or 9.99% (which percentage is elected at each holder’s discretion prior to the issuance of the Pre-Funded Warrant or Series A Warrant) of the total number of shares of our common stock then issued and outstanding, which percentage may be changed at the holders’ election to a higher or lower percentage not in excess of 9.99% upon 61 days’ notice to the Company subject to the terms of the Pre-Funded Warrant or Series A Warrant, as applicable.

Fundamental Transactions

The Pre-Funded Warrants and Series A Warrants prohibit us from entering into specified transactions involving a change of control, unless the successor entity assumes all of our obligations under the Pre-Funded Warrants or Series A Warrants under a written agreement before the transaction is completed. The Pre-Funded Warrants and Series A Warrants are also subject to redemption by the Company in cash upon a fundamental transaction at the black-scholes value of the Pre-Funded Warrants and Series A Warrants, as applicable.

Placement Agent Agreement

The Company has engaged Dawson James Securities, Inc. (“Dawson James’) to act as its exclusive placement agent in connection with offering pursuant to the terms of a Placement Agency Agreement dated as of April 2, 2020 (the “Placement Agreement”). Under the Placement Agreement, Dawson James is to receive a placement agent fee of 8% of the gross proceeds from the sale of securities in the offering, reimbursement for certain expenses in the sum of $25,000 and a five year warrant to purchase shares of the Company’s common stock equal to 8% of the Common Shares sold at an exercise price of $3.64 per share and exercisable from the period commencing 180 days from the date of issuance.

The foregoing summary of each of the Purchase Agreement, the Pre-funded Warrants, the Private Warrants and the Placement Agreement is qualified in its entirety by reference to the full text of such documents, copies of which are filed herewith as Exhibit 10.1-10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

See Item 1.01 above.

Item 8.01 Other Events.

On April 3, 2020, the Company issued a press release announcing the Offering. A copy of this press release is filed as Exhibit 99.1 hereto, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Number	Description

10.1	Form of Securities Purchase Agreement dated as of April 2, 2020 by and among Sigma Labs, Inc. and the Investors
10.2	Form of Pre-Funded Warrant
10.3	Form of Private Warrant
10.4	Placement Agency Agreement dated as of April 2, 2020 between the Company and Dawson James
99.1	Press Release issued April 3, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2020	SIGMA LABS, INC.

	By:	/s/ John Rice
	Name:	John Rice
	Title:	President and Chief Executive Officer